Exhibit 10.2

STRICTLY CONFIDENTIAL
Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of April 28, 2021 (this “Second Amendment”), is entered into by and among PVH Corp., a Delaware corporation (the “U.S. Borrower”), PVH ASIA LIMITED, with the registration number 1376775, a company incorporated under the laws of Hong Kong (the “Hong Kong Borrower”), PVH B.V., with the registration number 27278835, a Dutch private limited liability company with its corporate seat in Amsterdam, The Netherlands (the “European Borrower” and, together with the U.S. Borrower and the Hong Kong Borrower, the “Borrowers”), each Lender party hereto and Barclays Bank PLC (“Barclays”), as administrative agent (in such capacity, the “Administrative Agent”) under the Existing Credit Agreement.
RECITALS
WHEREAS, the Borrowers have entered into that certain Credit and Guaranty Agreement, dated as of April 29, 2019 (as amended by that certain First Amendment to Credit Agreement, dated as of June 3, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as modified by this Second Amendment, the “Amended Credit Agreement”), with the Lenders from time to time party thereto, the Administrative Agent and the other parties referred to therein;
WHEREAS, in accordance with Section 10.05(a) of the Existing Credit Agreement, the parties hereto have agreed to amend the Existing Credit Agreement in the manner and as set forth herein; and
WHEREAS, the Lenders party hereto constitute at least the Required Lenders under the Existing Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1    Amendment to Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 of this Second Amendment, on the Effective Date, the Existing Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth below:
(a)    The definition of “RCF Credit Agreement” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““RCF Credit Agreement” means that certain credit agreement dated as of April ~~8~~28, 202~~0~~1 (as amended, restated, amended and restated, supplemented, replaced (whether before or after its stated maturity) or otherwise modified from time to time), entered into by and among, the U.S. Borrower, the several banks and financial institutions party thereto from time to time and Barclays Bank PLC as the administrative agent.”
(b)    Article IX of the Existing Credit Agreement is hereby amended by inserting a new Section 9.13 at the end thereof as follows:
“Section 9.13    Erroneous Payments
(a)    Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 9.13 shall be conclusive, absent manifest error.
(b)    Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
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(c)    The Borrowers and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender under this Agreement or any Loan Document with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party under this Agreement or any other Loan Document.
(d)    Each party’s obligations under this Section 9.13 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.”
SECTION 2    Conditions to Effectiveness. This Second Amendment shall become effective on and as of the first Business Day when the following conditions have been satisfied (the “Effective Date”):
(a)    The Administrative Agent shall have received counterparts (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) of (1) this Second Amendment duly executed by (i) each Loan Party, (ii) the Administrative Agent and (iii) the Lenders constituting at least the Required Lenders under the Existing Credit Agreement.
(b)    The RCF Credit Agreement (as defined in Section 1(a) above) shall have become effective (or shall become effective substantially simultaneously with the Effective Date).
SECTION 3    Effect on Loan Documents. Except as specifically amended herein, all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as specifically set forth herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. The Borrowers and the other Loan Parties acknowledge and agree that, on and after the Effective Date, this Second Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party in connection herewith shall constitute a Loan Document for all purposes of the Amended Credit Agreement. On and after the Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Second Amendment, and this Second Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrowers to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in
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similar or different circumstances. For the avoidance of doubt, this Second Amendment does not constitute a novation or termination by any Loan Party of the Indebtedness and Obligations under the Existing Credit Agreement.
SECTION 4    Expenses. The Borrowers agree to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Second Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 10.02 of the Amended Credit Agreement. The Borrowers hereby confirm that the indemnification provisions set forth in Section 10.03 of the Amended Credit Agreement shall apply to this Second Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.
SECTION 5    Amendments; Severability.
(a)    This Second Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each party hereto.
(b)    In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby (it being understood that the invalidity, illegality or unenforceability of a particular provision in a particular jurisdiction shall not in and of itself affect the validity, legality or enforceability of such provision in any other jurisdiction).
SECTION 6     GOVERNING LAW; WAIVER OF JURY TRIAL; JURISDICTION. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS SECOND AMENDMENT. The provisions of Section 10.15 and Section 10.16 of the Amended Credit Agreement are incorporated herein by reference.
SECTION 7 Headings. The Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose, modify or amend the terms or conditions hereof, be used in connection with the interpretation of any term or condition hereof or be given any substantive effect.
SECTION 8 Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Second Amendment by facsimile or other electronic transmission
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(including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by the Administrative Agent) shall not constitute electronic signatures).

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
PVH CORP., as U.S. Borrower
By:    /s/ Mark D. Fischer
    Name: Mark D. Fischer
    Title: Executive Vice President
PVH ASIA LIMITED, as Hong Kong Borrower
By:    /s/ Mark D. Fischer
    Name: Mark D. Fischer
    Title: Director

PVH B.V., as European Borrower
By:    /s/ Martijn Hagman
    Name: Martijn Hagman
    Title: Managing Director
By:    /s/ Marten Jan Jacob Busscher
    Name: Marten Jan Jacob Busscher
    Title: Managing Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent, Lender and Issuing Bank
By:    /s/ Christopher M. Aitkin
    Name: Christopher M. Aitkin
    Title: Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

CITIBANK, N.A.,
as a Lender and an Issuing Bank
By:    /s/ Carolyn A. Kee
    Name: Carolyn A. Kee
    Title: Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and Issuing Bank
By:    /s/ Anthony Hoye
    Name: Anthony Hoye
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Royal Bank of Canada,
as a Lender and Issuing Bank
By:    /s/ John Flores
    Name: John Flores
    Title: Authorized Signatory

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender and Issuing Bank
By:    /s/ James A. Knight
    Name: James A. Knight
    Title: Executive Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

MUFG Bank, Ltd.,
as a Lender
By:    /s/ Katie Cunningham
    Name: Katie Cunningham
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

TRUIST BANK,
as a Lender
By:    /s/ J. Carlos Navarrete
    Name: J. Carlos Navarrete
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Citizens Bank, N.A., as a Lender
By:    /s/ Angela Reilly
    Name: Angela Reilly
    Title: Senior Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Conan Schleicher
    Name: Conan Schleicher
    Title: Senior Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Wells Fargo Bank, National Association,
as a Lender
By:    /s/ Denis Waltrich
    Name: Denis Waltrich
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

STANDARD CHARTERED BANK,
as a Lender
By:    /s/ James Beck
    Name: James Beck
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

TD Bank, N.A.,
as a Lender
By:    /s/ Bernadette Collins
    Name: Bernadette Collins
    Title: Senior Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA.,
as a Lender
By:    /s/ Kevin McCarthy
    Name: Kevin McCarthy
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

HSBC Bank USA, N.A,
as a Lender
By:    /s/ Robert Devir
    Name: Robert Devir
    Title: Managing Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

PNC BANK, National Association,
as a Lender
By:    /s/ Anthony Frasso
    Name: Anthony Frasso
    Title: Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Sumitomo Mitsui Banking Corporation,
as a Lender
By:    /s/ Rosa Pritsch
    Name: Rosa Pritsch
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Bank of China, New York Branch,
as a Lender
By:    /s/ Raymond Qiao
    Name: Raymond Qiao
    Title: Executive Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Commerzbank AG,
as a Lender
By:    /s/ Bianca Notari
    Name: Bianca Notari
    Title: Vice President
For Lenders that require a second signature line:
By:    /s/ Philip Waddilove
    Name: Philip Waddilove
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

BNP Paribas as a Lender
By:    /s/ Emma Petersen
    Name: Emma Petersen
    Title: Director
By:    /s/ Michael R. Hoffman
    Name: Michael R. Hoffman
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Santander Bank, N.A.,
as a Lender
By:    /s/ Jennifer Baydian
    Name: Jennifer Baydian
    Title: Senior Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

DBS Bank Ltd.,
as a Lender
By:    /s/ Josephine Lim
    Name: Josephine Lim
    Title: Senior Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Intesa Sanpaolo SpA – New York Branch,
as a Lender
By:    /s/ Neil Derfler
    Name: Neil Derfler
    Title: Global Relationship Manager
For Lenders that require a second signature line:
By:    /s/ Davide Casale
    Name: Davide Casale
    Title: Relationship Manager

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By:    /s/ Judith Smith
    Name: Judith Smith
    Title: Authorized Signatory
By:    /s/ Jessica Gavarkovs
    Name: Jessica Gavarkovs
    Title: Authorized Signatory

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Industrial and Commercial Bank of China Limited, New York Branch,
as a Lender
By:    /s/ Yufeng Gao
    Name: Yufeng Gao
    Title: Assistant Vice President
For Lenders that require a second signature line:
By:    /s/ Haiyao Su
    Name: Haiyao Su
    Title: Executive Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Australia and New Zealand Banking Group Limited,
as a Lender
By:    /s/ Robert Grillo
    Name: Robert Grillo
    Title: Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

The First Bank of Highland Park,
as a Lender
By:    /s/ Lynn M. Rosinsky
    Name: Lynn M. Rosinsky
    Title: Managing Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Britt O’Rourke
    Name: Britt O’Rourke
    Title: Senior Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

Crédit Industriel et Commercial, New York Branch,
as a Lender
By:    /s/ Brian Moriarty
    Name: Brian Moriarty
    Title: Vice President
By:    /s/ Clifford Abramsky
    Name: Clifford Abramsky
    Title: Managing Director

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

The Bank of East Asia, Limited,
as a Lender
By:    /s/ James Hua
    Name: James Hua
    Title: Senior Vice President
By:    /s/ Chong Tan
    Name: Chong Tan
    Title: Senior Vice President

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

BANNER BANK,
as a Lender
By:    /s/ Jim Steele
    Name: Jim Steele
    Title: VP / Syndications Origination
        Manager

Signature Page to
PVH Corp. Second Amendment to Credit Agreement

FIFTH THIRD BANK, NA,
as a Lender
By:    /s/ Todd S. Robinson
    Name: Todd S. Robinson
    Title: SVP

Signature Page to
PVH Corp. First Amendment to Credit Agreement